SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 23, 2004

GulfMark Offshore, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-22853 76-0526032

(Commission File Number) (I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 1170, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

(713) 963-9522

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

GulfMark Offshore, Inc., a Delaware corporation (the "Company"), has redeemed all of its $130,000,000 aggregate principal amount of 8.75% Senior Notes due 2008 (the "8.75% Notes") outstanding on the redemption date, August 23, 2004. At this time, all of the 8.75% Notes have been purchased by the Company and all debt associated with the 8.75% Notes has been retired. Additional information included in the Company's press release dated August 23, 2004 is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(c) 99.1 Press Release dated August 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GulfMark Offshore, Inc.

Date: August 23, 2004 By: /s/ Edward A. Guthrie

Edward A. Guthrie

Executive Vice President and Chief Financial Officer